Exhibit 10.1

FIRST AMENDMENT TO
CREDIT AND SECURITY AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 23rd day of September 1999, by and between THE WMF GROUP, LTD., a Delaware corporation ("WMF Group"); WMF WASHINGTON MORTGAGE CORP., a Delaware corporation ("Washington"); WMF/HUNTOON, PAIGE ASSOCIATES LIMITED, a Delaware corporation ("Huntoon"); WMF PROCTOR, LTD., a Michigan corporation ("Proctor"); THE ROBERT C. WILSON COMPANY, a Texas corporation ("Wilson"); THE ROBERT C. WILSON COMPANY-ARIZONA, an Arizona corporation ("Wilson-Arizona"); and WMF CARBON MESA ADVISORS, INC., a Delaware corporation ("Carbon Mesa"; WMF Group, Washington, Huntoon, Proctor, Wilson, Wilson-Arizona, Carbon Mesa and any other Subsidiary of WMF Group that may at any time hereafter become a party to the Agreement are hereafter collectively referred to as the "Borrowers"), RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("RFC"), BANK UNITED, a federal savings bank ("Bank United"), LASALLE BANK NATIONAL ASSOCIATION f/k/a LASALLE NATIONAL BANK, a national banking association ("LaSalle"; RFC, Bank United, LaSalle and any Additional Lender that may at any time hereafter become party hereto are hereafter referred to as the "Lenders"), and RFC as credit agent for the Lenders (in such capacity, the "Credit Agent").

    WHEREAS, the Borrowers, the Lenders and the Credit Agent have entered into a revolving warehouse facility with a present Warehouse Credit Limit of $150,000,000 (the "Warehousing Commitment"), a servicing facility with a Servicing Facility Credit Limit of $25,000,000 (the "Servicing Facility Commitment"), and a term loan facility with a present Term Loan Credit Limit of $25,000,000 (the "Term Loan Commitment"), as evidenced by a Credit and Security Agreement (Syndicated Agreement) dated February 10, 1999, as the same may have been amended or supplemented (the "Agreement");

    WHEREAS, the Borrowers have requested the Lenders to amend certain terms of the Agreement, and the Lenders have agreed to such amendment of the Agreement subject to the terms and conditions of this Amendment;

    NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

    1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

    2. The effective date ("Effective Date") of this Amendment shall be September 23, 1999, the date on which the Borrowers have complied with all the terms and conditions of this Amendment.

    3. The Lenders hereby consent to investments by WMF Group after the Effective Date in an aggregate amount not to exceed $1,750,000 in WMFCC, provided that the Borrowers provide a schedule of amounts owed by WMFCC as of the Effective Date to the Credit Agent before the first such investment, and will deliver updated schedules to the Credit Agent as amounts owed by WMFCC are repaid and at the request of the Credit Agent.

    4. For the period from October 25, 1999 through the earlier of (i) the date repayment in full of the Advances against the Mortgage Loan described on Schedule I hereto (the "Scheduled Loan") is required under the Agreement and (ii) November 25, 1999, the Warehousing Credit Limit shall be $250,000,000 and RFC's Maximum Warehousing Commitment shall be $215,500,000. Notwithstanding anything to the contrary set forth in the Agreement:

      (a) Warehousing Advances during such period shall be made by the Lenders holding Warehousing Commitments (i) ratably, based on (A) in the case of RFC, $115,500,000 ("RFC's Permanent Warehousing Commitment") and (B) in the case of the other Lenders holding Warehousing Commitments, their respective Maximum Warehousing Commitments, until such amounts are fully advanced, and (ii) thereafter, by RFC only up to the amount of its Maximum Warehousing Commitment; and

      (b) As long as the maturity of the Warehousing Commitments has not been accelerated pursuant to Section 8.2 of the Agreement, payments received by the Credit Agent in respect of the principal amount of Warehousing Advances outstanding shall be applied first, to Warehousing Advances made by RFC to the extent the outstanding principal balance thereof exceeds the RFC Permanent Warehousing Commitment, and thereafter, to the remaining Warehousing Advances outstanding, ratably among the Lenders holding Warehousing Commitments.

    On the earlier of November 25, 1999 or the date repayment of the Advances against the Scheduled Loans is required under the Agreement, the amount by which the outstanding principal balance of Warehousing Advances exceeds the Warehousing Credit Limit (as reduced by the expiration of the temporary increase provided for in this paragraph 20) shall be due and payable to RFC.

    5. Section 1.1 of the Agreement shall be amended to delete the following definition in its entirety, replacing it with the following definition:

      "Debt Payments" means, as of the last day of any fiscal quarter of WMF Group and its Subsidiaries, the sum of (a) the aggregate amount of scheduled principal payments required under this Agreement on the Term Loan Advances in the 1 or 4, as applicable, fiscal quarters following such date, (b) the aggregate amount of scheduled principal payments on other Debt of WMF Group (and its Subsidiaries, on a consolidated basis) in the 1 or 4, as applicable, fiscal quarters following such date, and (c) the amount of interest expense deducted in calculating net income for the 1 or 4, as applicable, fiscal quarters ending on such date incurred on Debt of WMF Group (and its Subsidiaries, on a consolidated basis), other than (i) the Warehousing Advances and (ii) other Debt secured by Multifamily Mortgage Loans, Commercial Mortgage Loans and/or Mortgage-backed Securities covered by Purchase Commitments issued by Investors, to the extent such Debt does not exceed the Committed Purchase Price of such Mortgage Loans.

      "Debt Service Coverage Ratio" means, as of the last day of any fiscal quarter of WMF Group and its Subsidiaries, the ratio of Funds From Operations to Debt Payments.

      "Funds From Operations" means, as of the last day of any fiscal quarter of WMF Group and its Subsidiaries, the sum of (a) the net income of WMF Group (and its Subsidiaries on a consolidated basis) for the 1 or 4, as applicable, fiscal quarters ending on such date, plus(b) the amount of income tax expense deducted in calculating such net income, minus (c) the amount of income taxes actually paid by WMF Group and its Subsidiaries during such 1 or 4, as applicable, fiscal quarters, plus (d) depreciation, amortization and other non-cash items deducted in calculating such net income, minus (e) non-cash revenue included in calculating such net income, minus (f) the amount of dividends paid and other distributions made on the capital stock of WMF Group during such 1 or 4, as applicable, fiscal quarters, plus (g) the amount of interest expense deducted in calculating net income for the 1 or 4, as applicable, fiscal quarters ending on such date incurred on Debt of WMF Group (and its Subsidiaries, on a consolidated basis), other than (i) the Warehousing Advances, and (ii) other Debt secured by Multifamily Mortgage Loans, Commercial Mortgage Loans and/or Mortgage-backed Securities covered by Purchase Commitments issued by Investors, to the extent such Debt does not exceed the Committed Purchase Price of such Mortgage Loans.

      "Letter of Credit" means a letter of credit issued by LaSalle for the account of the Borrowers, for the benefit of Fannie Mae with respect to Fannie Mae's Loan Loss Reserve requirement or for any other corporate purpose of the Borrowers, except to the extent (a) LaSalle is holding separate collateral for the Borrowers' reimbursement obligations in respect thereof, or (b) after giving effect to the issuance of such Letter of Credit either (i) the Servicing Secured Obligations would exceed sixty-five percent (65%) of the Servicing Collateral Value or (ii) the sum of the outstanding principal balance of the Servicing Facility Advances, the amount available to be drawn under all Letters of Credit and the Letter of Credit Obligations would exceed the Servicing Facility Credit Limit. No letter of credit issued by LaSalle shall be a "Letter of Credit" hereunder unless the Credit Agent receives (A) within 1 Business Day after such letter of credit is issued, a copy of such letter of credit and a confirmation from LaSalle that LaSalle is not holding any separate collateral therefor, and (B) not less than 2 Business Days prior to the issuance of such letter of credit, a copy of the application for such Letter of Credit, containing such information as may be required to permit the Credit Agent to determine whether the requirements of clause (b) above have been satisfied.

      "Servicing Collateral Value" means, as of the date of any determination, the sum of (i) with respect to any Servicing Contracts, the Appraisal Value of such Servicing Contracts (adjusted to account for Servicing Contracts sold or Mortgage Loans repaid since the date of the most recent Appraisal in accordance with the methodology of such Appraisal), (ii) the sum of the Net Aggregate Shortfalls against which P&I Advances are outstanding, and (iii) the outstanding balance of Receivables against which Liquidity Advances are outstanding; provided, that for purposes of calculating the Servicing Collateral Value, the following Mortgage Loans shall be excluded: (i) Mortgage Loans on which any payment is more than sixty (60) days past due, (ii) Mortgage Loans in respect of which the borrowers have commenced foreclosure proceedings, (iii) Mortgage Loans in respect of which any obligor is the subject of a bankruptcy proceeding, (iv) Mortgage Loans serviced pursuant to Servicing Contracts with Affiliates of the Borrowers, including without limitation, WMFCC, or with special purpose entities created by Affiliates in connection with the securitization of Mortgage Loans; and (v) Servicing Contracts excluded in calculating the Adjusted Servicing Portfolio, other than pursuant to clause (b) of the definition thereof.

    6. Section 2.1(c)(8) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

      (8) No P&I Advance or Liquidity Advance shall be made hereunder if, after giving effect to such Advance, the aggregate outstanding principal balance of the Servicing Secured Obligations would exceed sixty-five (65%) of the Servicing Collateral Value. The Credit Agent shall specifically confirm whether this requirement has been met prior to any P&I Advance or Liquidity Advance being made.

    7. Section 2.3(a) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

      2.3(a) The Borrowers may obtain Warehousing Advances hereunder, subject to the satisfaction of the conditions set forth in Sections 4.1 and 4.2 hereof, upon compliance with the procedures set forth in this Section 2.3 and in the following described Exhibits, attached hereto and made a part hereof including the delivery of all documents listed in the following described Exhibits (the "Collateral Documents") to the Collateral Agent, as applicable to the type of Collateral being financed:

        (1) Conventional Mortgage Loans, Fannie Mae DUS Mortgage Loans and Commercial Mortgage Loans, as set forth inExhibit D-MF/CONV/DUS hereto.

        (2) FHA Project Mortgage Loans, FHA Construction Mortgage Loans and HUD 241 Mortgage Loans, as set forth in Exhibit D-MF/FHAhereto.

        (3) Special Fannie Mae Mortgage Loans, as set forth in Exhibit D-MF/SFNMAL hereto.

    Requests for Warehousing Advances shall be initiated by the Borrowers by delivering to the Credit Agent, with a copy to the Collateral Agent (unless the Credit Agent is also the Collateral Agent), no later than one (1) Business Day prior to any Business Day that the Borrowers desire to borrow hereunder, a completed and signed request for a Warehousing Advance (a "Warehousing Advance Request") on the then current form approved by the Credit Agent. The current forms in use by the Credit Agent are Exhibit C-MF for Warehousing Advances, other than P&I Advances and Liquidity Advances, and Exhibit C-P&I for P&I Advances and Liquidity Advances. The Credit Agent shall have the right, on not less than three (3) Business Days' prior Notice to the Borrowers, to modify any of said Exhibits to conform to current legal requirements or Collateral Agent practices, and, as so modified, said Exhibits shall be deemed a part hereof.

    8. Section 2.3(d) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

      2.3(d) Neither the Credit Agent nor any Lender shall incur any liability to the Borrowers in acting upon any telephonic notice referred to in this Agreement which the Credit Agent or such Lender believes in good faith to have been given by a duly authorized officer or other Person authorized to borrow on behalf of the Borrowers or for otherwise acting in good faith under this Section. Upon the funding of Warehousing Advances by the Lenders in accordance with this Agreement pursuant to any telephonic notice, the Borrowers shall have effected borrowings hereunder. A Warehousing Advance Request shall be irrevocable and the Borrowers shall be bound to accept a Warehousing Advance in accordance herewith, if such Warehousing Advance Request is not revoked prior to 10:00 a.m. on the date the Warehousing Advance is to be disbursed; provided, however, that in the case of a Swingline Advance, a Warehousing Advance Request may be revoked until 12:00 noon on the date the Swingline Advance is to be disbursed.

    9. Section 2.10(k) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

      2.10(k) For a period of not less than seven (7) consecutive days in each calendar month, there shall be no Liquidity Advances outstanding; and the Borrowers shall make such prepayments of the Liquidity Advances, and shall refrain from requesting Liquidity Advances, as necessary to comply with the foregoing requirement.

    10. Section 7.12 of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

      7.1 Debt Service Coverage Ratio.

        (a) Permit the Debt Service Coverage Ratio, measured as of the last day of any fiscal quarter ending on or after December 31, 1999, for the prior fiscal quarters ended on such date, to be less than the amount for the last day of such fiscal quarter set forth below:

Fiscal Quarter Ending	Minimum Debt Service Coverage Ratio
December 31, 1999	0.50 to 1.00
March 31, 2000	0.75 to 1.00
Thereafter	1.50 to 1.00

        (b) Permit the Debt Service Coverage Ratio, measured as of December 31, 1999 for the fiscal quarter ended on such date, to be less than 1.00 to 1.00.

    11. The address for Notices to Bank United under the Agreement shall be amended to read as follows:

                Bank United
                400 Colony Square
                1201 Peachtree Street, Suite 200
                Atlanta, GA 30361
                Attention: John D. West, Director

                with a copy to:

                Bank United
                3200 Southwest Freeway
                Suite 2600
                Houston, TX 77027
                Attn: Janet Groue
                Associate General Counsel

    12. Upon execution of this Amendment, the Borrowers agree to pay to RFC its Warehousing Commitment Fee on the increased portion of RFC's Maximum Commitment Amount for the time period from October 25, 1999 to and including November 25, 1999.

    13. The Warehousing Promissory Note executed by the Borrowers in favor of RFC is amended and restated in its entirety as set forth in the First Amended and Restated Promissory Note, in the form of Exhibit A-1 attached to this Amendment. All references in this Amendment and in the Agreement to the Warehousing Promissory Notes shall be deemed to refer to the First Amended and Restated Promissory Note of RFC delivered in connection with this Amendment.

    14. Exhibit D-MF/FNMA to the Agreement is deleted in its entirety and replaced with the newExhibit D-MF/FNMAL attached to this Amendment. All references in this Amendment and the Agreement toExhibit D-MF/FNMA shall be deemed to refer to the newExhibit D-MF/FNMAL.

    15. Exhibit I-MF to the Agreement is deleted in its entirety and replaced with the newExhibit I-MF attached to this Amendment. All references in this Amendment and the Agreement toExhibit I-MF shall be deemed to refer to the new Exhibit I-MF.

    16. The Borrowers shall deliver to the Credit Agent (a) an original of this Amendment, executed by the Borrowers and all of the Lenders; (b) an executed Certificate of Secretary with corporate resolutions for each Borrower; (c) the schedule of amounts owed by WMFCC; (d) a modification fee in the amount of $15,000 each payable to Bank United and LaSalle; and (e) a modification fee in the amount of $20,000 payable to RFC.

    17. The Borrowers represent, warrant and agree that (a) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Borrowers enforceable in accordance with their terms, as modified herein, (b) the Lenders are not in default under any of the Loan Documents and the Borrowers have no offset or defense to their performance or obligations under any of the Loan Documents, (c) the representations contained in the Loan Documents remain true and accurate in all respects, and (d) there has been no material adverse change in the financial condition of the Borrowers from the date of the Agreement to the date of this Amendment.

    18. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and the Borrowers ratify and reaffirm all of its obligations thereunder.

    19. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

    IN WITNESS WHEREOF, the Borrowers and the Lenders have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.

                      BORROWERS:

                      THE WMF GROUP, LTD.,
                      a Delaware corporation

                      By: /s/ Elizabeth Whitbred-Snyder

                      Its: EVP & CFO

STATE OF ______________________ COUNTY OF ____________________	) ) ss )

    On ____________ , 1999, before me, a Notary Public, personally appeared _____________ , the ____________ of THE WMF GROUP, LTD., a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

    WITNESS my hand and official seal.

Notary Public
(SEAL)	My Commission Expires: ____________

                      WMF WASHINGTON MORTGAGE CORP.,
                      a Delaware corporation

                      By:

                      Its:

STATE OF ______________________ COUNTY OF ____________________	) ) ss )

    On ____________ , 1999, before me, a Notary Public, personally appeared _____________ , the ____________ of WMF WASHINGTON MORTGAGE CORP., a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

    WITNESS my hand and official seal.

Notary Public
(SEAL)	My Commission Expires: ____________

                      WMF/HUNTOON, PAIGE ASSOCIATES
                      LIMITED,
                      a Delaware corporation

                      By:

                      Its:

STATE OF ______________________ COUNTY OF ____________________	) ) ss )

    On ____________ , 1999, before me, a Notary Public, personally appeared _____________ , the ____________ of WMF/HUNTOON, PAIGE ASSOCIATES LIMITED, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

    WITNESS my hand and official seal.

Notary Public
(SEAL)	My Commission Expires: ____________

                      WMF PROCTOR, LTD.,
                      a Michigan corporation

                      By:

                      Its:

STATE OF ______________________ COUNTY OF ____________________	) ) ss )

    On ____________ , 1999, before me, a Notary Public, personally appeared _____________ , the ____________ of WMF PROCTOR, LTD., a Michigan corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

    WITNESS my hand and official seal.

Notary Public
(SEAL)	My Commission Expires: ____________

                      THE ROBERT C. WILSON COMPANY,
                      a Texas corporation

                      By:

                      Its:

STATE OF ______________________ COUNTY OF ____________________	) ) ss )

    On ____________, 1999, before me, a Notary Public, personally appeared _____________ , the ____________ of THE ROBERT C. WILSON COMPANY, a Texas corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

    WITNESS my hand and official seal.

Notary Public
(SEAL)	My Commission Expires: ____________

                      THE ROBERT C. WILSON COMPANY-ARIZONA
                      an Arizona corporation

                      By:

                      Its:

STATE OF ______________________ COUNTY OF ____________________	) ) ss )

    On ____________, 1999, before me, a Notary Public, personally appeared _____________ , the ____________ of THE ROBERT C. WILSON COMPANY-ARIZONA, an Arizona corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

    WITNESS my hand and official seal.

Notary Public
(SEAL)	My Commission Expires: ____________

                      WMF CARBON MESA ADVISORS, INC.
                      a Delaware corporation

                      By:

                      Its:

STATE OF ______________________ COUNTY OF ____________________	) ) ss )

    On ____________, 1999, before me, a Notary Public, personally appeared _____________ , the ____________ of WMF CARBON MESA ADVISORS, INC., a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

    WITNESS my hand and official seal.

Notary Public
(SEAL)	My Commission Expires: ____________

                      CREDIT AGENT:

                      RESIDENTIAL FUNDING CORPORATION,
                      a Delaware corporation

                      By:

                      Its: Director

                      LENDERS:

                      RESIDENTIAL FUNDING CORPORATION,

                      By:

                      Its: Director

STATE OF ______________________ COUNTY OF ____________________	) ) ss )

    On ____________, 1999 before me, a Notary Public, personally appeared _____________ , the ____________ Director of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

    WITNESS my hand and official seal.

Notary Public
(SEAL)	My Commission Expires: ____________

STATE OF ______________________ COUNTY OF ____________________	) ) ss )

    On ____________, 1999 before me, a Notary Public, personally appeared _____________ , the Director of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

    WITNESS my hand and official seal.

Notary Public
(SEAL)	My Commission Expires: ____________

                      BANK UNITED, a federal savings bank

                      By:

                      Its:

STATE OF ______________________ COUNTY OF ____________________	) ) ss )

    On ____________, 1999 before me, a Notary Public, personally appeared _____________ , the ____________ of BANK UNITED, a federal savings bank, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

    WITNESS my hand and official seal.

Notary Public
(SEAL)	My Commission Expires: ____________

                      LASALLE BANK NATIONAL ASSOCIATION
                      f/k/a LASALLE NATIONAL BANK
                      a federal savings bank

                      By:

                      Its:

STATE OF ______________________ COUNTY OF ____________________	) ) ss )

    On ____________, 1999 before me, a Notary Public, personally appeared _____________ , the ____________ of LASALLE BANK NATIONAL ASSOCIATION f/k/a LASALLE NATIONAL BANK, a federal savings bank, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/ she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

    WITNESS my hand and official seal.

Notary Public
(SEAL)	My Commission Expires: ____________

Exhibit I-MF

OFFICER'S CERTIFICATE

    Reference is made to that certain Credit and Security Agreement (Syndicated Agreement) between THE WMF GROUP, LTD., a Delaware corporation ("WMF Group"), WMF WASHINGTON MORTGAGE CORP., a Delaware corporation, WMF/HUNTOON, PAIGE ASSOCIATES LIMITED, a Delaware corporation, WMF PROCTOR, LTD., a Michigan corporation; THE ROBERT C. WILSON COMPANY, a Texas corporation, THE ROBERT C. WILSON COMPANY-ARIZONA, an Arizona corporation and WMF CARBON MESA ADVISORS, INC., a Delaware corporation (collectively, the "Borrowers"), RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("RFC"), BANK UNITED, a federal savings bank ("Bank United"), LASALLE BANK NATIONAL ASSOCIATION, a national banking association ("LaSalle"; RFC, Bank United, LaSalle and any Additional Lender that may at any time hereafter become party hereto are hereafter referred to as the "Lenders"), and RFC as credit agent for the Lenders (in such capacity, the "Credit Agent"), dated as of February 10, 1999 (as the same may be amended, modified, supplemented, renewed or restated from time to time, the "Agreement"). All capitalized terms used herein and all Section numbers given herein refer to those terms and Sections set forth in the Agreement. This Officer's Certificate is submitted to the Credit Agent pursuant to Section 6.2(c) of the Agreement.

    The undersigned hereby certifies to the Credit Agent that as of the close of business on ____________, 19 ___ ("Statement Date",) and with respect to the Borrowers and their Subsidiaries on a consolidated basis:

  1.
  As illustrated in the attached calculations supporting this Officer's Certificate, the Borrowers met the covenants set forth in Sections 7.6, 7.7, 7.8, 7.9, 7.10, 7.11, 7.12, 7.13, 7.14, and 7.16 or if the Borrowers did not meet any of such covenants, a detailed explanation is attached setting forth the nature and period of the existence of the Default and the action the Borrowers have taken, are taking, and propose to take with respect thereto.

  2.
  No Servicing Contracts have been sold or pledged by the Borrowers except as permitted under the terms of the Agreement.

  3.
  No payments in advance of the scheduled maturity date have been made with respect to any Subordinated Debt, except as provided in Section 7.4 of the Agreement. The Borrowers have incurred no Debt required to be subordinated pursuant to Section 6.10.

  4.
  The Borrowers were in compliance with the applicable HUD, Ginnie Mae, and Investor net worth requirements, and in good standing with VA, HUD, Ginnie Mae, and each Investor.

  5.
  The representation set forth in Section 5.19 of the Agreement is true and correct as of the date of this Officer's Certificate or, if such representation is not true and correct as of such date, the nature of the problem and the action the Borrowers have taken, are taking and proposes to take with respect thereto are described in the statement attached hereto.

  6.
  I have reviewed the terms of the Agreement and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and conditions of the Borrowers (and, if applicable, their Subsidiaries) and such review has not disclosed the existence, and I have no knowledge of the existence, of any Default or Event of Default, or if any Default or Event of Default existed or exists, a detailed explanation is attached specifying the nature and period of the existence of the Default and the action the Borrowers have taken, are taking and propose to take with respect thereto.

  7.
  Pursuant to Section 6.2 of the Agreement, enclosed are the financial statements of the Borrowers as of the Statement Date. The financial statements for the period ending on the Statement Date fairly present the financial condition and results of operations of the Borrowers (and, if applicable, its Subsidiaries) as at the Statement Date.

Dated: _________________________
THE WMF GROUP, LTD., a Delaware corporation
By:
Its:

CALCULATIONS SUPPORTING OFFICER'S CERTIFICATE

Borrowers:
THE WMF GROUP, LTD.
WMF WASHINGTON MORTGAGE CORP.
WMF/HUNTOON, PAIGE ASSOCIATES LIMITED
WMF PROCTOR, LTD.
THE ROBERT C. WILSON COMPANY
THE ROBERT C. WILSON COMPANY-ARIZONA
WMF CARBON MESA ADVISORS, INC.
WMF FUNDING CORP.
Statement Date:

All financial calculations set forth herein are as of the Statement Date.
I.	TANGIBLE NET WORTH
Tangible Net Worth of WMF Group is:
		Excess of total assets over total liabilities:		$

		Plus:	Loan loss reserves:	$

		Plus:	Subordinated Debt not due within one year of the Statement Date (or any portion thereof):	$

		Minus:	Advances to owners, officers or Affiliates:	$

		Minus:	Investments in Affiliates:	$

		Minus:	Assets pledged to secure liabilities not included in Debt:	$

		Minus:	Intangible assets:	$

		Minus:	Any other HUD nonacceptable assets:	$

		Minus:	Other assets unacceptable to the Lender:	$

		TANGIBLE NET WORTH		$

II.	ADJUSTED TANGIBLE NET WORTH
	A.	Adjusted Tangible Net Worth of WMF Group is:
		Tangible Net Worth (from IA above)		$

		Minus:	Capitalized excess servicing fees:	$

		Minus:	Capitalized servicing rights:	$

		Plus:	Deferred taxes arising from capitalized excess servicing fees and capitalized servicing rights:	$

		Plus:	.01 times Adjusted Servicing Portfolio (from III below):	$

		ADJUSTED TANGIBLE NET WORTH		$

	B.		Requirements of Section 7.8 of the Agreement:
MINIMUM ADJUSTED TANGIBLE NET WORTH OF (A) FROM THE CLOSING DATE TO AND INCLUDING JUNE 30, 1999, $35,000,000, AND (B) THEREAFTER, $50,000,000.
	C.		Covenant Satisfied: _____ Covenant Not Satisfied: _____
III.	ADJUSTED SERVICING PORTFOLIO
Adjusted Servicing Portfolio of the Borrowers is:
			Servicing Portfolio owned by the Borrowers is:	$

		Minus:	The unpaid principal balance of Mortgage Loans:
			Past due 60 days or more:	$

			That are Fannie Mae DUS, or FHA co-insured:	$

			Terminable without Cause:	$

			Sold with recourse:	$

			For which the Servicing Contracts are pledged:	$

			Serviced by Borrowers for others under subservicing arrangements:	$

			ADJUSTED SERVICING PORTFOLIO	$

IV.	NONRECOURSE SERVICING PORTFOLIO
	A.		Nonrecourse Servicing Portfolio is:
			Adjusted Servicing Portfolio (from III above):	$

		Minus:	Non-Government Servicing Contracts:	$

			NONRECOURSE SERVICING PORTFOLIO	$

	B.		Requirements of Section 7.11 of the Agreement:
MINIMUM NONRECOURSE SERVICING PORTFOLIO OF $5,000,000,000.
	C.		Covenant Satisfied: _____ Covenant Not Satisfied: _____

V.	DEBT OF THE BORROWERS
	Total liabilities			$

		Minus:	Loan loss reserves (if included in liabilities):	$

		Minus:	Subordinated Debt not due within one year of the Statement Date (or any portion thereof):	$

		Minus:	Deferred taxes arising from capitalized excess servicing fees and capitalized servicing rights:	$

		Minus:	Hedging Arrangement Liabilities (if offset by assets)	$

		DEBT		$

VI.	RATIO OF DEBT TO ADJUSTED TANGIBLE NET WORTH
	A.	The ratio of Debt to Adjusted Tangible Net Worth (V to II.A) is: _____ to 1
	B.	Requirements of Section 7.6 of the Agreement:
The ratio of Debt to Adjusted Tangible Net Worth shall not exceed 15 to 1.
	C.	Covenant Satisfied: _____ Covenant Not Satisfied: _____
VII.	RATIO OF NON-WAREHOUSE DEBT TO ADJUSTED TANGIBLE NET WORTH
	A.	Non-Warehouse Debt is:
		Debt:		$

		Minus:	Warehousing Advances	$

			Other Warehousing Debt	$

		NON-WAREHOUSE DEBT		$

	B.	The ratio of Non-Warehouse Debt to Adjusted Tangible Net Worth (VII.A to II.A) is: _____ to 1
	C.	Requirements of Section 7.7 of the Agreement:
The ratio of Non-Warehouse Debt to Adjusted Tangible Net Worth shall not exceed 1.25 to 1.
	D.	Covenant Satisfied: _____ Covenant Not Satisfied: _____

VIII.	LIQUID ASSETS OF THE BORROWERS
		Unrestricted and Unencumbered Cash		$

		Plus:	Funds on deposit in any United States bank	$

		Plus:	Investment grade commercial paper	$

		Plus:	Money market funds	$

		Plus:	Marketable securities	$

		Plus:	Mortgage Loans and Mortgage-backed Securities held for sale	$

		Minus:	Outstanding liabilities secured by Mortgage Loans and Mortgage-backed Securities held for sale	$

		Plus:	Servicing Facility Availability	$

		Plus:	Other Liquidity Availability	$

			LIQUID ASSETS	$

IX.	LIQUIDITY
	A.	Liquid Assets (VIII) is:		$

	B.	Requirements of Section 7.9 of the Agreement:
Liquid Assets shall not be less than the greater of 25% of Tangible Net Worth (I) and $5,000,000.
	C.	Covenant Satisfied: _____ Covenant Not Satisfied: _____
X.	MAXIMUM PASS-THROUGHS
A.
		The aggregate cumulative outstanding amount of advances to or on behalf of defaulting mortgagors paid or required to have been paid by the Borrowers on Mortgage Loans and Mortgage-backed Securities ("Pass-throughs") is:		$

	B.	The ratio of Pass-throughs to Tangible Net Worth (X to II) is: _____ to 1
	C.	Requirements of 7.10 of the Agreement:
The ratio of Pass-throughs to Tangible Net Worth shall not exceed forty percent (40%).
	D.	Covenant Satisfied: _____ Covenant Not Satisfied: ______

XI.	DEBT SERVICE COVERAGE RATIO
	A.	Net income for the previous 4 quarters:		$

		Plus:	Income tax expenses:	$

		Minus:	Income taxes paid:	$

		Plus:	Depreciation, amortization and other non-cash deductions:	$

		Minus:	Non-cash revenue:	$

		Minus:	Dividends and distributions:	$

		Plus:	Interest expense:	$

		FUNDS FROM OPERATIONS		$

	B.	Scheduled Term Loan Facility principal payment (following 4 quarters):		$

		Plus:	Other Scheduled Principal (following 4 quarters)	$

		Plus:	Non-warehouse interest expense (previous 4 quarters):	$

		Annual debt payments		$

	C.	The ratio of XI.A to XI.B is: _____ to 1.00
	D.	Requirements of Section 7.12 of the Agreement:

(a) Permit the Debt Service Coverage Ratio, measured as of the last day of any fiscal quarter ending on or after December 31, 1999, to be less than the amount for the last day of such fiscal quarter set forth below:
Fiscal Quarter Ending	Minimum Debt Service Coverage Ratio
December 31, 1999	0.50 to 1.00
March 31, 2000	0.75 to 1.00
Thereafter	1.50 to 1.00
E.	Covenant Satisfied: _____ Covenant Not Satisfied: _____
(b) Permit the Debt Service Coverage Ratio, measured as of December 31, 1999 for the fiscal quarter ended on such date, to be less than 1.00 to 1.00.
F.	Covenant Satisfied: _____ Covenant Not Satisfied: _____

XII.	MINIMUM INCOME
	A.	The net income of WMF Group (and its Subsidiaries, excluding, for measurement periods ending on or before March 31, 2000, WMFCC) for the 4 consecutive fiscal quarters is:		$

	B.	Requirements of Section 7.13 of the Agreement:

Permit the net income of WMF Group (and its Subsidiaries, on a consolidated basis, excluding, for measurement periods ending on or before March 31, 2000, WMFCC) for any period of 4 consecutive fiscal quarters to be less than $1.
	C.	Covenant Satisfied: _____ Covenant Not Satisfied: _____
XIII.	DEBT LIMITATION
	A.	Adjusted Debt
		Debt	(from V above)	$

		Minus:	Warehousing Advances	$

			Other Warehousing Debt	$

			Subordinated Debt	$

			Non-Recourse Debt	$

		ADJUSTED DEBT		$

	B.	Requirements of Section 7.14 of the Agreement:

Permit Debt (excluding, for this purpose only, (a) Debt arising under Hedging Arrangements, to the extent of assets under the same Hedging Arrangements, (b) Warehousing Advances, (c) other Debt secured by Multifamily Mortgage Loans, Commercial Mortgage Loans or Mortgage-backed Securities covered by Purchase Commitments issued by Investors, to the extent such Debt does not exceed the Committed Purchase Price of such Mortgage Loans, (d) Subordinated Debt, and (e) Debt of Subsidiaries of WMF Group that are not Borrowers, provided such Debt is not guaranteed by, secured by the assets of, or otherwise supported by, any Borrower) of WMF Group (and its Subsidiaries, on a consolidated basis) to exceed One Hundred Thousand Dollars ($100,000,000).
	C.	Covenant Satisfied: _____ Covenant Not Satisfied: _____

XIV.	TRANSACTIONS WITH AFFILIATES
	A.	Loans, advances, and extensions of credit made by the Borrowers to their Affiliates total:	$

	B.	Capital contributions made by the Borrowers to their Affiliates total:	$

	C.	Management fees paid to Affiliates during the current fiscal year total:	$

	D.	Transfers, sales, pledges, assignments or other dispositions of assets made by the Borrowers to their Affiliates total:	$

	E.	Requirements of Section 7.16 of the Agreement:
1. No loans, advances or extensions of credit shall be made by the Borrowers to Affiliates.
Covenant Satisfied: _____ Covenant Not Satisfied: _____
2. No capital contributions shall be made by the Borrowers to any Affiliate.
Covenant Satisfied: _____ Covenant Not Satisfied: _____
3. No transfers, sales, pledges assignments or other dispositions of assets by the Borrowers to Affiliates.
Covenant Satisfied: _____ Covenant Not Satisfied: _____
4. No Management fees shall be paid by the Borrowers to Affiliates.
Covenant Satisfied: _____ Covenant Not Satisfied: _____